Fund Name	Ticker Symbol (Exchange)

Simplify Piper Sandler US Small-Cap PLUS Income ETF	LITL (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated February 2, 2026, to the Statement of Additional Information (“SAI”) dated November 1, 2025, and as previously supplemented January 6, 2026, for the above listed series (the “Fund”) of Simplify Exchange Traded Funds (the “Trust”). Terms not defined in this Supplement have the same meaning as defined in the SAI.

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The following replaces the first paragraph under the heading “Securities of Other Investment Companies”

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the 3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. The Adviser is subject to an indirect conflict of interest in allocating the Fund’s assets to an affiliated ETF because the Adviser receives management fees on the affiliated ETF. As a shareholder of another investment company, the Fund will bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The following supplements the information presented under the heading “TYPES OF INVESTMENTS”

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or other reference asset.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Because they are two-party contracts and if they may have termination features greater than seven days, amounts owed to the Fund under swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may also enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the reference assets such as securities represented by an index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in, for example, the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will typically agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested, for example, stocks in an index. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks, for example, less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

This Supplement provides relevant information for all shareholders and should be retained for future reference. The Fund’s prospectus, SAI, and previous supplements have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.

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